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                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
  CollaGenex Pharmaceuticals, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                   KPMG PEAT MARWICK LLP

Princeton, New Jersey

May 23, 1996